UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2007

LSI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)
(408) 433-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs associated with exit or disposal activities
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.05 Costs associated with exit or disposal activities
The Company announced today, June 27, 2007, a broad restructuring and an acceleration of merger related synergies to further reduce operating expenses. LSI announced that it will eliminate 900 positions or about 13 percent of its non-production workforce across all business and functional areas on a global basis. The restructuring is the result of a portfolio review that LSI has been conducting under a three-phase business acceleration plan adopted following its merger with Agere Systems on April 2, 2007. In connection with the action, we expect to take charges in the second and third quarters of 2007 that cannot be reasonably estimated at this time.
Item 8.01 Other Events
Attached as Exhibit 99.1 to this report is a news release issued by LSI Corporation on June 27, 2007, concerning its financial performance for the quarter ending July 1, 2007, and operating expenses for three months ended September 30, 2007 and December 31, 2007. A copy of the news release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. Attached as Exhibit 99.2 to this report is a news release issued jointly by LSI Corporation and Magnum Semiconductor announcing the signing of a definitive agreement under which Magnum will acquire the LSI consumer products business in a transaction to be funded by private equity investment. A copy of the news release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.
The news release contains non-GAAP financial information. Management believes that the presentation of non-GAAP operating expenses and non-GAAP net income per basic and diluted share provides important supplemental information to management and investors about financial and business trends relating to the Company’s financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provides consistency and comparability with our past financial reports.
Management has historically used these non-GAAP measures when evaluating operating performance because we believe that the inclusion or exclusion of the items described below provides an additional measure of our core operating results and facilitates comparisons of our core operating performance against prior periods and our business model objectives. We have chosen to provide this information to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate our ongoing core operations. Externally, we believe that these non-GAAP measures continue to be useful to investors in their assessment of our operating performance and their valuation of the company.
Internally, these non-GAAP measures are significant measures used by management for purposes of:
•	evaluating the core operating performance of the company;

•	determination of bonuses for certain key employees;

•	establishing internal budgets;

•	calculating return on investment for development programs and growth initiatives;

•	comparing performance with internal forecasts and targeted business models;

•	strategic planning;

•	evaluating and valuing potential acquisition candidates and how their operations compare to the company’s operations; and

•	benchmarking performance externally against our competitors.
Non-GAAP financial measures:
     Non-GAAP operating expenses:
     Non-GAAP operating expenses are important to the Company for the reasons noted above and excludes the following items:
•	Stock-based compensation. Stock-based compensation relates primarily to LSI stock awards such as stock options and restricted stock units. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are difficult to predict. As a result of this unpredictability, management excludes this item from its internal operating forecasts and models. Management believes that non-GAAP measures adjusted for stock-based compensation provide investors with a basis to measure the company’s core performance against the performance of other companies without the variability created by stock-based compensation.

•	Amortization of acquisition related intangibles and in-process research and development. These charges are acquisition-related charges. Amortization of acquisition-related intangibles relates to purchased technology in acquisitions such as existing technology, patents and trademarks. In-process research and development relates to projects in process as of the acquisition date that have not reached technological feasibility and are immediately expensed. These charges are not factored into management’s evaluation of potential acquisitions, or our performance after completion of acquisitions, because they are not related to our core operating performance, and the frequency and amount of such charges vary significantly based on the size and timing of our acquisitions and the maturities of the businesses being acquired. Excluding this data provides investors with a basis to compare the company against the performance of other companies without this variability.

•	Restructuring of operations and other items, net. This represents charges/losses and gains that are not directly related to the company’s ongoing or core business results. Management regularly excludes such items from internal operating forecasts and models because they are not considered a core operating activity for the company and because the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare our company against the performance of other companies without this variability.
Non-GAAP net income per basic and diluted share:
The numerator used in the calculation of non-GAAP net income per diluted share is non-GAAP net income computed as described above. In the denominator, the number of non-GAAP diluted shares excludes the following item:
•	The treasury stock method used to calculate weighted average outstanding shares on a diluted basis requires amounts related to compensation costs attributable to future services and not yet recognized in the financial statements to be treated as proceeds that are assumed to be used to repurchase shares. This reduces the total number of weighted average shares in the GAAP computation. LSI does not include stock-based compensation costs in its non-GAAP net income and accordingly does not consider these amounts in applying the treasury stock method.
Some of the limitations of relying on non-GAAP financial measures include:
•	Stock-based compensation. LSI’s stock-based incentive plans are important components of our employee incentive compensation arrangements and are reflected in our GAAP results under Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment. Stock-based compensation should be considered for a complete view of the costs of our compensation arrangements.

•	Amortization of acquisition-related intangibles and in-process research and development. Acquisitions have been an important part of our business strategy and the corresponding acquisition-related charges reflect the costs of choosing acquisitions as a form of growth strategy.

•	Restructuring of operations and other items, net. This item reflects charges for severance, exit costs associated with leased facilities, asset impairment charges and gains on sales of assets that are no longer strategic. While no longer strategic to the future of the company, such items reflect the costs of decisions made as part of running a business and are critical to a complete view of our historical results.

•	Other charges and gains. For the second quarter ending July 1, 2007, LSI included a one-time charge related to a mark-up to inventory as part of the purchase accounting associated with the merger with Agere on April 2, 2007.

•	Non-GAAP income tax expense/benefit. This item represents the additional amount of tax expense or benefit that the company would accrue if it used non-GAAP results instead of GAAP results in the calculation of its tax liability. The limitation in it is that it does not include the effect of all the items excluded from the non-GAAP financial statements.
All supplemental non-GAAP financial measures should be read in conjunction with the comparable information presented in accordance with generally accepted accounting principles in the United States of America.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	News Release issued June 27, 2007.*
99.2	News Release issued June 27, 2007.*

*	Furnished, not filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION
By:	/s/ Bryon Look
Bryon Look
Executive Vice President and Chief Financial Officer

Date: June 27, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release issued June 27, 2007.*
99.2	News Release issued June 27, 2007.*

*	Furnished, not filed.